                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
                   UNREGISTERED 7 3/8% SENIOR NOTES DUE 2005
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                     PROTECTION ONE ALARM MONITORING, INC.
       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED        , 1998

     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 7 3/8% Senior Notes due 2005 (the "Old Notes") of Protection One Alarm Monitoring, Inc., a Delaware corporation ("Monitoring"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON        , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

                                  Deliver to:
                      The Bank of New York, Exchange Agent

                              THE BANK OF NEW YORK

     By Registered or Certified Mail:         By Hand or Overnight Delivery before 4:30
                                                                p.m.:

           The Bank of New York                         The Bank of New York
            101 Barclay Street                           101 Barclay Street
                 Floor 7-E                         Corporate Trust Services Window
         New York, New York 10286                           Ground Level
                                                      New York, New York 10286
       Attn: Reorganization Section,
            Gertude Jeanpierre                      Attn: Reorganization Section,
              (212) 815-5920                             Gertude Jeanpierre
                                                           (212) 815-5920

                   By Facsimile (for Eligible Institutions):
                                 (212) 815-6339

                               For Information or
                           Confirmation by Telephone:
                                 (212) 815-5920

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Monitoring, in accordance with Monitoring's offer, upon the terms and subject to the conditions set forth in
the Prospectus dated             , 1998 (the "Prospectus"), and in the
accompanying Letter of Transmittal, receipt of which is hereby acknowledged,
$            in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered
Holder(s):
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                                 (PLEASE TYPE OR PRINT)

Address:
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Area Code & Telephone No.:
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Certificate Number(s) for
Old Notes (if available):
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Total Principal Amount
Tendered and Represented
by Certificate(s): $
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Signature of Registered Holders(s):
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Dated:
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[ ] The Depository Trust Company
   (Check if Old Notes will be tendered
    by book-entry transfer)

Account Number
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               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery.

Name of Firm:
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Address:
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Area Code and Telephone No.:
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Authorized Signature:
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Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.